UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2009

CENTENARY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-23851	90-0294913
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

Av. Roque Saenz Pena 971-8 Piso, (C1035AAE)
Buenos Aires, Argentina
(Address of principal executive offices)

(011-5411) 4328-3996
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Termination Seale and Beers, CPAs.  On October 26, 2009, Centenary International Corp., (the “Company”) terminated Seale and Beers, CPAs as the certifying accountant for the Company.

Seale and Beers, CPAs served as the Registrant’s certifying accountant only for the time period from August 10, 2009 until October 26, 2009.  Seale and Beers, CPAs reviewed the Registrant’s June 30, 2009 financial statements, but did not audit any of the Registrant’s financial statements.  Seale and Beers, CPAs did not furnish any report on the Registrant’s financial statements.

From the date on which Seale and Beers, CPAs was engaged until the date Seale and Beers, CPAs was terminated, there were no disagreements with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs would have caused Seale and Beers, CPAs to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" of the nature described in Item 304(a)(1)(v), paragraphs (A) through (D), of Regulation S-K.

(b) Appointment of Pritchett, Siler & Hardy, P.C.  On October 26, 2009, the Company entered into an engagement letter with Pritchett, Siler & Hardy, P.C. to assume the role of its new certifying accountant.  Pritchett, Siler & Hardy, P.C. was asked to audit the year ending December 31, 2009 and to re-audit the year ending December 31, 2008.  During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Pritchett, Siler & Hardy, P.C., the Company did not consult with Pritchett, Siler & Hardy, P.C. with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(i)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description

16.1	Letter from Seale and Beers, CPAs regarding its concurrence or disagreement with the statements made by the Company in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENARY INTERNATIONAL CORP.
(Registrant)

Date: October 26, 2009	By:	/s/ Carlos Fabian De Sousa
Carlos Fabian De Sousa
Chief Executive Officer, Chief Financial Officer,
Principal Accounting Officer and Director